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                                                                   Exhibit 10.28

               AMENDMENT #1 TO 1999 WESTERN MULTIPLEX CORPORATION
                              STOCK INCENTIVE PLAN


         Pursuant to the right reserved by the Company in Section 13 of the 1999 Western Multiplex Corporation Stock Incentive Plan (the "Plan") and subject to approval by a majority of the shareholders of Western Multiplex Corporation (the "Company"), Section 3 of the Plan is hereby amended by increasing the number shares of Class A common stock of the Company that may be issued under the Plan from 4,579,000 to 10,500,000.


June 8, 2000